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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1995 Stock Plan of Brio Technology, Inc. of our report dated April 19, 1999, with respect to the financial statements of Brio Technology, Inc. included in its Annual Report on Form 10-K
(File No. 000-23997), filed with the Securities and Exchange Commission.

                                                  /s/  Arthur Andersen LLP

San Jose, California
August 4, 1999